UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2010

ASPEN DIVERSIFIED FUND LLC
(Exact name of registrant as specified in its charter)

Delaware	000-52544	32-0145465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Northside Parkway Building 11, Suite 200 Atlanta, Georgia 30327
(Address of principal executive offices)

(404) 879-5126
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.02  Termination of a Material Definitive Agreement.

Aspen Partners, Ltd. (“Aspen”), managing member of the Aspen Diversified Fund LLC, has exercised its right to terminate the Sub-Advisory Agreement (the “Agreement”) dated May 1, 2005 between Aspen Partners, Ltd., Guidance Capital LLC (“Guidance”), and Aspen Diversified Fund LLC. As required by the Agreement, Aspen provided Guidance with notice of its intent to terminate the Agreement in writing on July 19, 2010. The Agreement is terminated effective October 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2009	ASPEN DIVERSIFIED FUND LLC
(Registrant)

	By:	Aspen Partners, Ltd., its Managing Member

/s/ Adam Langley
Adam Langley
Chief Compliance Officer